Exhibit 99.7

                                                                         ANNEX E
                                                                         -------

                          NOTICE OF GUARANTEED DELIVERY

                    To Tender and Give Consent in Respect of
                    11% Senior Subordinated Notes due 2007 of
                               Glenoit Corporation
      Pursuant to the Offer to Purchase and Consent Solicitation Statement
                               dated July 6, 2000

                     The Depositary for the Tender Offer is:

                     United States Trust Company of New York

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  By Mail (Whether Certified or Registered):                     By Overnight Courier:
    United States Trust Company of New York             United States Trust Company of New York
                  P.O. Box 84                                       30 Broad Street
             Bowling Green Station                                     14th Floor
         New York, New York 10274-0084                       New York, New York 10004-2304
      Attention: Corporate Trust Services                 Attention: Corporate Trust Services
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                           By Facsimile Transmission:
                        (212) 422-0183 or (646) 458-8104
                        (For Eligible Institutions Only)

                       To Confirm Facsimile by Telephone:
                                 (800) 548-6565

                              For Information Call:
                                 (800) 548-6565

         Delivery of this Notice of Guaranteed Delivery to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery.

         As set forth in the Offer to Purchase and Consent Solicitation Statement that accompanies this Notice of Guaranteed Delivery (as it may be supplemented from time to time, the "Statement") of Glenoit Corporation, a Delaware corporation ("Glenoit" or the "Company"), and in the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Statement, the "Tender Offer"), this form must be used to accept the Company's offer to purchase its outstanding 11% Senior Subordinated Notes due 2007 (the "Notes"), subject to the terms and conditions of the Tender Offer, if time will not permit the Letter of Transmittal, certificates representing such Notes, and other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date.

         This form must be delivered by an Eligible Institution by registered or certified mail or hand delivery, or transmitted via facsimile to the Depositary as set forth above. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Statement.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Statement and the Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Notes specified below, and thereby effects the concurrent delivery of consents with respect to such Notes, pursuant to the guaranteed delivery procedures set forth under the section entitled "Procedures for Tendering Your Notes and Delivering Your Consents--Guaranteed Delivery Procedures" in the Statement.

         The undersigned understand(s) that their tender and consent may NOT be withdrawn except under the very limited circumstances described in the Statement. In the event of a termination of the Tender Offer, the Notes tendered pursuant to the Tender Offer will be returned to the tendering Noteholders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered).

         The undersigned understand(s) that payment by the Depositary for Notes tendered and accepted for payment pursuant to the Tender Offer will be made only after timely receipt by the Depositary of such Notes, or Book-Entry Confirmation of the transfer of such Notes into the Depositary's account at DTC, and a Letter of Transmittal (or facsimile thereof) with respect to such Notes properly completed and duly executed with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message.

         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Photocopies of this Notice of Guaranteed Delivery may be used if multiples are required.

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
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                                            PLEASE SIGN AND COMPLETE
--------------------------------------------------------------------------------------------------------------------
Signature(s) of Registered Noteholder(s)                      Date:____________________________________________
or Authorized Signatory:_____________________________
                                                              Address:_________________________________________
Name(s) of Registered Noteholder(s):_________________         _________________________________________________
                                                              _________________________________________________
_____________________________________________________
_____________________________________________________         Area Code and Telephone No.:_____________________
Principal Amount of Notes
Tendered:____________________________________________         If Notes will be delivered by book-entry transfer to

                                                              DTC, check the box:[ ]
Certificate No.(s) of Notes
(if available):______________________________________         DTC Account No.:________________________________

--------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
  Title and Identification Numbers of                                              Certificate No.(s) of Notes
     Notes Tendered (if available)           Principal Amount Tendered *                  (if available)
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
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*        Unless otherwise specified, it will be assumed that the entire aggregate principal represented by the Notes described above is being tendered.

         This Notice of Guaranteed Delivery must be signed by the Noteholder(s) exactly as their name(s) appear on certificate(s) for Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become Noteholder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

--------------------------------------------------------------------------------
                      Please print name(s) and address(es)

Name(s):________________________________________________________________________

________________________________________________________________________________

Capacity:_______________________________________________________________________

Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                        DO NOT SEND NOTES WITH THIS FORM.
 NOTES SHOULD BE SENT TO THE DEPOSITARY TOGETHER WITH A PROPERLY COMPLETED AND
                      DULY EXECUTED LETTER OF TRANSMITTAL.
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


                                    GUARANTEE

                    (Not To Be Used for Signature Guarantee)

         The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution" (each, an "Eligible Institution"), as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (i) represents that the above-named persons are deemed to own the Notes tendered hereby within the meaning of Rule 14e-4, as promulgated under the Exchange Act ("Rule 14e-4"), (ii) represents that such tender of Notes complies with Rule 14e-4, and (iii) guarantees that the Notes tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Statement under the caption "Procedures for Tendering Your Notes and Delivering Your Consents--Guaranteed Delivery Procedures"), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, will be received by the Depositary at one of its addresses set forth above within two business days after the date of execution hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or Agent's Message and Notes to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

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Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Title:__________________________________________________________________________

Address:_______________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)


Area Code and Telephone Number:_________________________________________

Dated:______________________________, 2000
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